UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2023

MOBIV ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Delaware	001-41464	87-4345206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Library Avenue, Suite 204

Newark, Delaware 19711

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (302) 738-6680

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.000001 per share, and one warrant to acquire one share of Class A common stock	MOBVU	The Nasdaq Stock Market LLC
Class A common stock included as part of the Units	MOBV	The Nasdaq Stock Market LLC
Warrants included as part of the Units	MOBVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 13, 2023, Mobiv Acquisition Corp, a Delaware corporation (“Mobiv”), issued a press release announcing its entry into an agreement and plan of merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with SRIVARU Holding Limited, a Cayman Islands exempted company (“SVH”), and Pegasus Merger Sub Inc., a Delaware corporation and a direct, wholly owned subsidiary of SVH (“Merger Sub,” and together with Mobiv and SVH, each a “Party” and collectively the “Parties”). Pursuant to the terms of the Merger Agreement, a business combination between Mobiv and SVH will be effected through the merger of Merger Sub with and into Mobiv, with Mobiv surviving the merger as a wholly owned subsidiary of SVH (the “Merger,” and together with the other transactions contemplated by the Merger Agreement and the other agreements contemplated thereby, the “Transactions”). The board of directors of Mobiv (the “Board”) has unanimously (i) approved and declared advisable the Merger Agreement and the Transactions and (ii) resolved to recommend the approval and adoption of the Merger Agreement and the Transactions by the stockholders of Mobiv (“Mobiv Stockholders”). The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The statements under this Item 7.01 and Exhibit 99.1 are being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act or otherwise be subject to the liabilities of that section, nor will they be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between Mobiv and SVH. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. SVH intends to file a registration statement on Form F-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Mobiv, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Mobiv Stockholders. Mobiv and SVH also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Mobiv are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by SVH and Mobiv through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Mobiv, SVH and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Mobiv’s Stockholders in connection with the proposed transaction. A list of the names of the respective directors and executive officers of Mobiv and SVH and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

All statements contained in this Current Report on Form 8-K other than statements of historical facts, contain certain statements that are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “may” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean a statement is not forward looking. Indications of, and guidance or outlook on, future earnings, dividends or financial position or performance are also forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Most of these factors are outside Mobiv’s and SVH’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (ii) the outcome of any legal proceedings that may be instituted against Mobiv and/or SVH following the announcement of the Merger Agreement and the transactions contemplated therein; (iii) the inability to complete the Transactions, including due to failure to obtain approval of the Mobiv Stockholders, certain regulatory approvals, or the satisfaction of other conditions to Closing in the Merger Agreement; (iv) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (v) the impact of the COVID-19 pandemic on SVH’s business and/or the ability of the parties to complete the Transactions; (vi) the inability of SVH to successfully list its ordinary shares and warrants on the Nasdaq Stock Market following the Transactions; (vii) the risk that the Transactions disrupt current plans and operations as a result of the announcement and consummation of the Transactions; (viii) the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of SVH to grow and manage growth profitably, and the ability of SVH to retain its key employees; (ix) costs related to the Merger; (x) changes in applicable laws or regulations; and (xi) the possibility that SVH or Mobiv may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exhaustive. Additional information concerning certain of these and other risk factors is contained in Mobiv’s most recent filings with the SEC, including Mobiv’s Prospectus, filed with the SEC on August 3, 2022. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. All subsequent written and oral forward-looking statements concerning Mobiv or SVH, the transactions described herein or other matters attributable to Mobiv, SVH or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Mobiv and SVH expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press release, dated March 13, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2023	Mobiv Acquisition Corp

	By:	/s/ Peter Bilitsch
		Name:	Peter Bilitsch
		Title:	Chief Executive Officer